Exhibit 10.12

Subscription Agreement

This subscription agreement (this “Subscription”) is dated _____, 2018, by and between the investor identified on the signature page hereto (the “Investor”) and Wah Fu Education Group Limited, a British Virgin Islands corporation (the “Company”). The parties agree as follows:

1.       Subscription. Investor agrees to buy and the Company agrees to sell to Investor such number of shares (the “Shares”) of the Company’s ordinary shares, $0.01 par value per share (the “Ordinary Share”), as set forth on the signature page hereto, for an aggregate purchase price (the “Purchase Price”) equal to the product of (x) the aggregate number of Shares the Investor has agreed to purchase and (y) the purchase price per share as set forth on the signature page hereto.  The Shares are being registered for sale pursuant to a Registration Statement on Form F-1, Registration No. 333-223804 (the “Registration Statement”).  The Registration Statement will have been declared effective by the Securities and Exchange Commission (the “Commission”) prior to issuance of any Shares and acceptance of any Investor’s subscription. The prospectus, however, is subject to change. A final prospectus and/or prospectus supplement will be delivered to the Investor as required by law. The Shares are being offered by Network 1 Financial Securities Inc. (the “Underwriter”) as underwriter on a “best efforts” up to $10,000,000. The completion of the purchase and sale of the Shares (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company and Underwriters, upon agreement of such parties, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Upon satisfaction or waiver of all the conditions to closing set forth in the preliminary prospectus contained in the Registration Statement when it is declared effective by the Commission, at the Closing (i) the Purchase Price deposited by the Investor subsequent to the declaration of effectiveness of the Registration Statement by wire transfer of immediately available funds to the Company’s escrow account per wire instructions as provided on the signature line below shall be released to the Company, and (ii) the Company shall cause the Shares to be delivered to the Investor (A) through the facilities of The Depository Trust Company’s DTC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DTC Instructions,” or (B) if requested by the Investor on the signature page hereto or if the Company is unable to make the delivery through the facilities of The Depository Trust Company’s DWAC system, through the book-entry delivery of Shares on the books and records of the transfer agent. If delivery is made by book entry on the books and records of the transfer agent, the Company shall send written confirmation of such delivery to the Investor at the address indicated on the Signature Page hereof. No fractional Shares shall be purchased and any excess funds representing fractional Shares shall be returned to the Investor. By payment of the Shares, the Investor acknowledges receipt of the Registration Statement and any amendment, the terms of which govern the investment in the Shares.

The Underwriter and any participating broker dealers (the “Members”) shall confirm, via the sales agency agreement, selected dealer agreement or master selected dealer agreement, as applicable, that it will comply with Rule 15c2-4 under the Exchange Act. As per Rule 15c2-4 and Notice to Members 84-7 issued by the Financial Industry Regulatory Authority, Inc. (collectively, the “Rule”), all checks that are accompanied by a subscription agreement will be promptly sent along with the subscription agreements to the escrow account by noon the next business day. In regard to monies being wired from an investor’s bank account, the Members shall request the investors to send their wires by the business day immediately following the receipt of a completed subscription document. In regards to monies being sent from an investors account held at the participating broker, the funds will be “promptly transmitted” to the escrow agent following the receipt of a completed subscription document and completed wire instructions by the investor to send funds to the escrow account. Absent unusual circumstances, funds in customer accounts will be transmitted by noon of the next business day. In the event that the offering does not close for any reason prior to the termination date set forth in the Registration Statement, all funds deposited in the escrow account will be returned to investors promptly in accordance with the terms of the escrow agreement and applicable law.

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2.       Miscellaneous. This Subscription may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.  Execution may be made by delivery by facsimile or via electronic format. All communications hereunder, except as otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile or e-mail transmission, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing (i) to the Company:  as set forth on the signature page hereto and (ii) to the Investor:  as set forth on the signature page hereto. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

3.        FINRA Rules 5130 and 5131. This rule states that "restricted persons" are prohibited from participating in Syndicate or new issue offerings. Please review the following definition of a "restricted person" on Schedule A prior to signing this form acknowledging you do not fall into '"restricted person" status. The undersigned hereby represents and warrants as of the date set forth below that:

i.	The undersigned is the holder of the account identified below or is authorized to represent the beneficial holders of the account;
ii.	Neither the undersigned nor any beneficial holder of the account is a "restricted person" as that term is described in FINRA Rule 5130 (described in Schedule A); and
iii.	the undersigned understands FINRA Rule 5130 and the account is eligible to purchase new issues in compliance with such rule.

Please email back the completed Subscription to __________________ or fax to _____________.

[Signature Page Follows]

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[Signature Page to Investor Subscription Agreement for Wah Fu Education Group Limited]

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription.

Number of Shares: ______________________	Wah Fu Education Group Limited

Purchase Price per Share: $__________	By:
Name:
Aggregate Purchase Price: $______________	Title:

Address Notice:

INVESTOR: _____________________________________________

(Individual, Entity, Custodian, Trust or Beneficiary)

Signature: _____________________________	Address: _______________________________
_____________________________________
Signer Name: ___________________________
_____________________________________
Title: __________________________________	Telephone No.: __________________________
_____________________________________
Tax ID # of Signer: _______________________
Email: _________________________________

Select method of delivery of Shares: DRS or DWAC (Check One)

___________                DTC DELIVERY INSTRUCTIONS:

1.	Name of DTC Participant (broker dealer at which the account

or accounts to be credited with the Shares are maintained): _______________________________

2.	DTC Participant Number: _______________________________

3.	Name of Account at DTC Participant being credited with the Shares: _______________________________

4.	Account Number of DTC Participant being credited with the Shares: _______________________________

___________           DRS ELECTRONIC BOOK ENTRY CONFIRMATION (hold shares at transfer agent) Delivery Instructions:

Name in which Shares should be issued: ______________________

Address for Shareholder: Street_________________________________________

City/State/Zip: ______________________________; Attention: _____________________________________

Telephone No.: _____________________________

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INVESTMENT:

Shares Purchased __________ Dollar Amount $ ____________	☐ WIRE TRANSFER (Instructions below)
SENDING BANK: ___________________________
☐ CHECK ENCLOSED payable to "Continental Stock Transfer & Trust Company” in Wah Fu Education Group Limited 2018 Escrow Account (Continental Stock Transfer & Trust as the Escrow Agent for the Offering)	PHONE: ____________________________________
CHECK NUMBER ____________	WIRE # ______________ DATE __________ SENT__________

WIRE PAYMENT INSTRUCTIONS:

NO WIRE TRANSFERS MAY BE MADE TO THE ESCROW ACCOUNT UNLESS AND UNTIL: (A) THE REGISTRATION STATEMENT HAS BEEN DECLARED EFFECTIVE BY THE COMMISSION, AND (B) A COPY OF THIS SUBSCRIPTION AGREEMENT, DULY EXECUTED BY BOTH PARTIES HERETO, HAS BEEN DELIVERED TO YOU.

To the following instructions:

Continental Stock Transfer & Trust Company

as Escrow Agent for Wah Fu Education Group Limited

JP Morgan Chase Bank, N.A.

1 State Street, 30th Floor, New York, NY 10004

ABA/Routing #: ___________

Swift #: _____________

Account #: _____________

Account Title: __________________

Telephone No.: ______________

Fax No.: _____________________

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SCHEDULE A

a)	FINRA Member Firms or other Broker/Dealers

b)	Broker-Dealer Personnel

a.	Any officer, director, General partner, associated person or employee of a member firm or any other Broker/dealer.
b.	Any agent of a member firm or any other Broker/dealer that is engaged in the investment banking or securities business.
c.	Any immediate family member of a person specified above. Immediate family members include a person's parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in- law, and children.

i.	Person that materially supports or receives material support from the immediate family member.
ii.	Person employed by or associated with the member, or an affiliate of the member, selling the new issue to the immediate family member.
iii.	Person that has an ability to control the allocation of the new issue.

c)	Finders and Fiduciaries. With respect to the security being offered, a finder or any person acting in a fiduciary capacity to the managing underwriter, including, but not limited to, attorneys, accountants, and financial consultants; and any immediate family members (or person(s) receiving material support or receives material support from the family member) of a person identified as a Finder or Fiduciary.

d)	Portfolio Managers

a.	Any person who has authority to buy or sell securities for a bank, savings and loan institution, insurance company, investment company, investment advisor, or collective investment account.
b.	Any immediate family member of a person specified under portfolio Managers that materially supports, or receives material support from such person.

e)	Persons Owning a Broker/Dealer

a.	Any person listed, or required to be listed, in Schedule A of a Form BD, except persons identified by ownership of less than 10%.
b.	Any person listed, or required to be listed, in Schedule B of a Form BD, except persons identified by ownership of less than 10%.
c.	Any person listed, or required to be listed, in Schedule C of a Form BD that meets the criteria of (e)(bullet point 1) or (e) (bullet point 2) above.
d.	Any person that directly or indirectly owns 10% or more of a public reporting company listed, or required to be listed, in Schedule B of a Form BD.
e.	Any person that directly or indirectly owns 25% or more of a public reporting company listed, or required to be listed, in Schedule B of a Form BD. f. Any immediate family member of a person specified in (5) (bullet points 1-5) unless the person owning the Broker/dealer:

i.	Does not materially support, or receive material support from the immediate family member.
ii.	Is not an owner of the member, or an affiliate of the member, selling the new issue to the immediate family member.
iii.	Has no ability to control the allocation of the new issue.

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